Exhibit 99.35
                                 -------------
                Computational Materials and/or ABS Term Sheets

     [LOGO OMITTED] Countrywide(R)                 Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                   CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                            Interest Only (Group 1)


                          Fixed         $197,809,381


                                Detailed Report

Summary of Loans in Statistical Calculation Pool             Range
                                                             -----
(As of Calculation Date)


Total Number of Loans                          986
Total Outstanding Balance             $197,809,381
Average Loan Balance                      $200,618    $31,773 to $499,708
WA Mortgage Rate                            6.993%     5.500% to 12.500%
Net WAC                                     6.484%     4.991% to 11.991%
WA Original Term (months)                      356        180 to 360
WA Remaining Term (months)                     355         88 to 360
WA LTV                                      76.19%     12.99% to 100.00%
   Percentage of Pool with CLTV > 100%       0.00%
   WA Effective LTV (Post MI)               76.19%
   Second Liens w/100% CLTV                  0.00%
WA FICO                                        618

Secured by (% of pool)     1st Liens       100.00%
                           2nd Liens         0.00%
Prepayment Penalty at Loan Orig (% of all loans)86.91%



------------------------------------------------------------------------------------------------------------------------------------
   Top 5 States:       Top 5 Prop:          Doc Types:      Purpose Codes         Occ Codes        Grades         Orig PP Term
   -------------       -----------          ----------      -------------         ---------        ------         ------------
CA          32.21%  SFR         76.59%  FULL      67.53%  RCO         79.94%  OO        97.06%  A        78.66% 0           13.09%
FL          11.81%  PUD         14.49%  STATED    32.42%  PUR         14.44%  INV        2.13%  A-        4.94% 12           5.58%
NY           4.89%  CND          3.58%  STREAM     0.05%  RNC          5.62%  2H         0.80%  B         7.88% 24           4.54%
TX           4.69%  2 FAM        3.48%                                                          C         5.37% 30           0.11%
AZ           4.47%  3 FAM        1.03%                                                          C-        2.43% 36          14.31%
                                                                                                D         0.73% 60          62.36%


------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                  Page 1 of 7           11/2/2005  12:32:32 PM


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 1)


                                                     Fixed         $197,809,381


                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
15Yr Fixed                        $3,869,895      31         1.96         $124,835     7.107      176.30          610          68.0
15Yr Fixed - CC                     $448,356       4         0.23         $112,089     8.908      178.69          559          71.0
30Yr Fixed                      $147,043,370     725        74.34         $202,818     6.872      358.58          620          75.7
30Yr Fixed - CC                  $19,023,890     124         9.62         $153,418     8.225      358.56          589          80.2
30Yr Fixed - IO - 60             $27,423,871     102        13.86         $268,861     6.739      358.84          626          77.2
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed 180                         $4,318,250      35         2.18         $123,379     7.294      176.55          605          68.3
Fixed 360                       $193,491,131     951        97.82         $203,461     6.986      358.62          618          76.4
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00             $130,117       3         0.07          $43,372     8.738      292.83          588          52.3
$50,000.01 - $75,000.00           $4,738,297      73         2.40          $64,908     8.548      336.40          604          80.4
$75,000.01 - $100,000.00          $8,572,099      97         4.33          $88,372     7.665      342.46          614          75.7
$100,000.01 - $150,000.00        $29,614,802     238        14.97         $124,432     7.371      353.03          616          77.6
$150,000.01 - $200,000.00        $30,297,852     172        15.32         $176,150     7.209      351.38          609          73.3
$200,000.01 - $250,000.00        $25,221,174     114        12.75         $221,238     6.800      355.65          620          74.0
$250,000.01 - $300,000.00        $27,382,773     100        13.84         $273,828     6.730      355.16          616          76.1
$300,000.01 - $350,000.00        $21,162,393      65        10.70         $325,575     6.734      358.88          619          75.8
$350,000.01 - $400,000.00        $24,933,506      66        12.60         $377,780     6.837      358.89          625          77.7
$400,000.01 - $450,000.00        $15,257,084      36         7.71         $423,808     6.416      358.94          633          76.5
$450,000.01 - $500,000.00        $10,499,286      22         5.31         $477,240     6.905      358.95          613          81.6
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                           $1,574,599      11         0.80         $143,145     6.998      358.50          624          80.1
Alaska                              $228,741       1         0.12         $228,741     8.850      358.00          628         100.0
Arizona                           $8,838,143      42         4.47         $210,432     6.919      348.05          624          76.4
Arkansas                            $238,007       3         0.12          $79,336     8.265      358.00          662          90.5
California                       $63,710,603     227        32.21         $280,663     6.452      357.31          625          71.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 2 of 7            11/2/2005  12:32:32 PM


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 1)


                                                     Fixed         $197,809,381


                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
Colorado                          $1,874,752      11         0.95         $170,432     7.476      358.85          636          84.8
Connecticut                       $1,728,293       8         0.87         $216,037     6.722      336.65          627          78.9
Delaware                            $167,496       1         0.08         $167,496     6.000      357.00          623          80.0
District of Columbia                $359,178       2         0.18         $179,589     6.558      359.00          577          75.2
Florida                          $23,359,051     129        11.81         $181,078     7.089      351.01          614          75.8
Georgia                           $1,952,923      16         0.99         $122,058     7.437      358.08          613          76.5
Hawaii                            $3,775,165      14         1.91         $269,655     6.891      358.32          633          76.9
Idaho                               $926,483       6         0.47         $154,414     7.407      358.57          626          85.5
Illinois                          $2,978,380      18         1.51         $165,466     7.131      348.89          630          82.4
Indiana                           $1,204,214      11         0.61         $109,474     7.673      358.45          602          87.6
Iowa                                $107,920       1         0.05         $107,920     7.500      359.00          608          80.0
Kansas                              $934,921       6         0.47         $155,820     8.435      359.00          620          86.4
Kentucky                          $1,369,161      13         0.69         $105,320     7.707      331.52          615          84.2
Maine                               $488,402       4         0.25         $122,100     6.654      358.63          647          72.2
Maryland                          $4,048,980      16         2.05         $253,061     7.303      358.67          603          80.0
Massachusetts                     $5,836,593      21         2.95         $277,933     6.991      352.66          605          74.0
Michigan                          $1,766,620      14         0.89         $126,187     7.890      358.58          601          82.7
Minnesota                         $1,067,858       6         0.54         $177,976     7.811      359.06          571          77.6
Mississippi                         $290,594       3         0.15          $96,865     7.370      358.25          644          82.4
Missouri                          $2,623,100      21         1.33         $124,910     7.955      328.43          594          77.0
Montana                             $593,137       3         0.30         $197,712     7.460      358.79          587          86.9
Nebraska                            $194,250       1         0.10         $194,250     8.875      357.00          541          94.0
Nevada                            $6,740,767      27         3.41         $249,658     7.214      358.55          615          77.6
New Hampshire                     $1,077,423       5         0.54         $215,485     6.919      358.49          663          78.8
New Jersey                        $3,516,145      15         1.78         $234,410     7.385      358.38          604          77.3
New Mexico                        $1,030,106       8         0.52         $128,763     7.310      358.62          622          79.9
New York                          $9,674,171      34         4.89         $284,534     7.134      359.04          610          76.9
North Carolina                    $2,344,236      17         1.19         $137,896     7.955      358.67          620          84.5
North Dakota                         $59,903       1         0.03          $59,903    10.875      359.00          509          75.0
Ohio                              $2,221,998      18         1.12         $123,444     7.618      358.20          621          82.9
Oklahoma                          $1,894,306      20         0.96          $94,715     8.193      341.83          595          87.8
Oregon                            $3,191,003      16         1.61         $199,438     6.670      358.79          627          79.5
Pennsylvania                      $4,211,273      32         2.13         $131,602     7.616      358.52          601          82.3
Rhode Island                        $227,026       1         0.11         $227,026     7.350      359.00          658          80.0
South Carolina                    $1,139,887       6         0.58         $189,981     7.830      358.88          598          77.1
Tennessee                         $1,810,222      17         0.92         $106,484     7.327      332.62          622          84.3
Texas                             $9,269,810      76         4.69         $121,971     7.332      349.59          624          81.0
Utah                              $1,124,659       6         0.57         $187,443     6.983      358.65          619          83.9
Vermont                             $365,000       1         0.18         $365,000     9.875      360.00          563          59.8
Virginia                          $7,799,201      32         3.94         $243,725     6.888      354.18          608          75.0
Washington                        $5,645,011      31         2.85         $182,097     7.441      358.63          599          76.3
West Virginia                       $207,755       2         0.11         $103,877     7.536      358.48          602          80.6
Wisconsin                         $1,803,955      10         0.91         $180,395     7.437      358.77          627          83.7
Wyoming                             $217,958       2         0.11         $108,979     7.025      276.22          657          73.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 3 of 7            11/2/2005  12:32:32 PM


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 1)


                                                     Fixed         $197,809,381


                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                          $7,336,457      48         3.71         $152,843     6.649      340.58          608          41.4
50.01 - 55.00                     $3,561,854      22         1.80         $161,902     6.715      350.74          608          53.5
55.01 - 60.00                    $11,410,457      55         5.77         $207,463     6.736      349.69          607          57.9
60.01 - 65.00                    $16,327,485      66         8.25         $247,386     6.552      357.75          616          63.4
65.01 - 70.00                    $16,922,514      73         8.55         $231,815     6.733      347.91          610          68.2
70.01 - 75.00                    $19,284,089      93         9.75         $207,356     6.789      353.74          616          73.3
75.01 - 80.00                    $59,289,837     309        29.97         $191,876     6.943      356.58          626          79.2
80.01 - 85.00                    $23,680,032     109        11.97         $217,248     7.210      356.77          604          84.0
85.01 - 90.00                    $30,693,463     151        15.52         $203,268     7.340      357.59          621          89.1
90.01 - 95.00                     $5,662,133      36         2.86         $157,281     7.685      358.65          629          93.7
95.01 - 100.00                    $3,641,059      24         1.84         $151,711     8.422      348.10          637          99.4
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.         ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                     $2,917,703      11         1.48         $265,246     5.500      358.53          701          63.7
5.501 - 6.000                    $32,111,492     119        16.23         $269,844     5.891      355.91          643          69.8
6.001 - 6.500                    $40,541,697     166        20.50         $244,227     6.346      357.73          625          74.9
6.501 - 7.000                    $48,749,245     234        24.64         $208,330     6.800      352.78          622          76.5
7.001 - 7.500                    $21,808,834     119        11.03         $183,268     7.303      353.87          614          78.9
7.501 - 8.000                    $27,074,596     161        13.69         $168,165     7.791      354.05          600          79.6
8.001 - 8.500                     $8,535,006      53         4.31         $161,038     8.281      356.03          585          82.8
8.501 - 9.000                     $8,304,348      56         4.20         $148,292     8.808      347.28          570          78.6
9.001 - 9.500                     $4,172,077      34         2.11         $122,708     9.251      358.02          591          84.9
9.501 - 10.000                    $2,119,050      15         1.07         $141,270     9.768      352.01          560          77.5
10.001 - 10.500                     $515,992       6         0.26          $85,999    10.341      345.62          544          79.8
10.501 - 11.000                     $727,061      10         0.37          $72,706    10.781      342.40          560          86.2
11.001 - 11.500                     $162,946       1         0.08         $162,946    11.375      359.00          509         100.0
12.001 - 12.500                      $69,332       1         0.04          $69,332    12.500      359.00          545          95.0
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 4 of 7            11/2/2005  12:32:32 PM


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 1)


                                                     Fixed         $197,809,381


                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                             $151,501,300     770        76.59         $196,755     6.981      354.91          616          76.1
PUD                              $28,660,877     129        14.49         $222,177     7.058      353.20          617          78.5
CND                               $7,079,132      41         3.58         $172,662     6.960      356.05          626          75.5
2 FAM                             $6,888,989      29         3.48         $237,551     6.929      355.95          641          71.9
3 FAM                             $2,036,269       6         1.03         $339,378     6.944      359.00          639          70.5
MNF                               $1,354,753       9         0.68         $150,528     7.519      334.26          650          67.8
4 FAM                               $288,063       2         0.15         $144,031     7.031      359.00          704          77.0
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                             $158,128,761     768        79.94         $205,897     6.932      354.18          614          74.8
PUR                              $28,557,570     154        14.44         $185,439     7.281      358.31          639          82.4
RNC                              $11,123,049      64         5.62         $173,798     7.123      351.77          618          79.8
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                              $192,003,382     947        97.06         $202,749     6.978      354.67          617          76.3
INV                               $4,218,924      28         2.13         $150,676     7.332      358.70          650          72.5
2H                                $1,587,075      11         0.80         $144,280     7.911      340.33          648          74.0
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.         ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 120                              $93,437       2         0.05          $46,719     8.582       88.00          670          77.2
121 - 180                         $4,224,813      33         2.14         $128,025     7.266      178.51          603          68.1
181 - 300                           $184,236       2         0.09          $92,118     9.570      281.54          641          72.7
301 - 360                       $193,306,895     949        97.72         $203,695     6.983      358.69          618          76.4
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 5 of 7            11/2/2005  12:32:32 PM


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 1)


                                                     Fixed         $197,809,381


                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                            $133,583,664     728        67.53         $183,494     6.988      354.93          610          77.0
STATED INCOME                    $64,133,990     257        32.42         $249,549     7.001      354.03          633          74.5
STREAMLINE                           $91,727       1         0.05          $91,727     7.125      359.00          628          90.0
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                           $623,970       3         0.32         $207,990     5.802      358.51          787          68.1
761 - 780                           $807,233       3         0.41         $269,078     6.253      359.00          768          70.8
741 - 760                         $2,660,955      12         1.35         $221,746     6.297      358.73          750          79.7
721 - 740                         $1,320,994       7         0.67         $188,713     6.869      331.92          728          81.9
701 - 720                         $7,741,529      28         3.91         $276,483     6.516      357.13          712          79.6
681 - 700                        $10,449,812      49         5.28         $213,261     6.602      356.86          691          78.0
661 - 680                        $11,551,846      59         5.84         $195,794     6.575      352.84          669          72.9
641 - 660                        $23,083,720     113        11.67         $204,281     6.780      355.62          651          77.2
621 - 640                        $34,592,253     174        17.49         $198,806     6.865      355.92          630          78.0
601 - 620                        $34,339,622     164        17.36         $209,388     6.800      355.43          610          75.7
581 - 600                        $24,500,814     135        12.39         $181,488     7.069      352.49          591          75.9
561 - 580                        $20,539,886     102        10.38         $201,371     7.247      354.31          570          74.7
541 - 560                        $11,017,814      59         5.57         $186,743     7.590      352.32          551          75.4
521 - 540                         $8,098,584      40         4.09         $202,465     8.160      354.34          531          74.7
501 - 520                         $6,276,486      37         3.17         $169,635     8.359      352.25          511          71.9
<= 500                              $203,863       1         0.10         $203,863     7.990      359.00          500          80.0
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
A                               $155,597,106     752        78.66         $206,911     6.907      354.93          625          77.1
A-                                $9,762,365      53         4.94         $184,196     7.290      355.39          606          75.9
B                                $15,594,263      90         7.88         $173,270     7.451      348.51          588          71.3
C                                $10,616,602      55         5.37         $193,029     7.136      357.64          583          71.6
C-                                $4,804,708      29         2.43         $165,680     7.234      358.96          610          73.4
D                                 $1,434,336       7         0.73         $204,905     7.421      348.07          552          73.2
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 6 of 7            11/2/2005  12:32:32 PM


     [LOGO OMITTED] Countrywide(R)                                                                       Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                                                                         CWABS 2005-13
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                                       Interest Only (Group 1)


                                                     Fixed         $197,809,381


                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT     # OF         % OF         AVERAGE      GROSS       REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS       TOTAL         BALANCE       WAC        TERM          FICO          LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                $25,894,561     153        13.09         $169,245     7.531      354.14          612          79.0
12                               $11,039,403      40         5.58         $275,985     7.130      358.98          615          77.5
24                                $8,981,075      41         4.54         $219,051     7.218      352.68          609          76.9
30                                  $224,000       1         0.11         $224,000     7.680      359.00          707          80.0
36                               $28,311,677     145        14.31         $195,253     7.040      351.71          620          75.3
60                              $123,358,666     606        62.36         $203,562     6.839      355.17          619          75.6
------------------------------------------------------------------------------------------------------------------------------------

                                $197,809,381     986       100.00         $200,618     6.993      354.64          618          76.2

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 7 of 7            11/2/2005  12:32:32 PM